PLEASE READ CAREFULLY THE INSTRUCTIONS CONTAINED HEREIN BEFORE COMPLETING THIS
                             LETTER OF TRANSMITTAL.

                                 The  Depositary
     (see the back page of this document for address and telephone numbers)
                 or your broker or other financial advisor will
               assist you in completing this Letter of Transmittal

                              LETTER OF TRANSMITTAL

                               FOR COMMON STOCK OF

                         DRUMMOND FINANCIAL CORPORATION

--------------------------------------------------------------------------------
 THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 10:00 A.M. (EASTERN STANDARD TIME)
         ON FEBRUARY 14, 2003 UNLESS THE OFFER IS EXTENDED OR WITHDRAWN.
--------------------------------------------------------------------------------

This Letter of Transmittal or a facsimile hereof, properly completed and duly executed, together with all other required documents, must accompany certificates representing the common stock, par value $0.01 (the "Common
Shares") of Drummond Financial Corporation (the "Corporation") deposited pursuant to the offer (the "Offer") dated January 14, 2003 made by the Corporation to the Shareholders pursuant to the terms and conditions set out in the Court Order approving the Settlement and the Settlement Agreement. The terms and conditions of the Offer are incorporated by reference in this Letter of Transmittal. Capitalized terms used but not defined in this Letter of Transmittal which are defined in the Offer dated January 14, 2003 have the meaning ascribed to them in the Offer.

TO:          Drummond  Financial  Corporation

AND  TO:     CIBC  Mellon  Trust Company, at its office set out on the back page hereof

The undersigned, subject only to the rights of withdrawal set forth in the Offer, irrevocably accepts the Offer for Common Shares and hereby sells, assigns and transfers all right, title and interest therein to the Corporation. The following are details of the enclosed certificate(s):

--------------------------------------------------------------------------------
                                           NUMBER OF
                       NAME IN             COMMON SHARES          NUMBER OF
    CERTIFICATE        WHICH               REPRESENTED            COMMON SHARES
    NUMBER             REGISTERED          BY CERTIFICATE         TENDERED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   (ATTACH LIST IN ABOVE FORM, IF NECESSARY)

The undersigned hereby acknowledges receipt of the Offer and represents and warrants that the undersigned has good and sufficient authority to deposit, sell, assign and transfer the Common Shares represented by the enclosed certificate(s) (the "Deposited Shares") and that when the Deposited Shares are accepted for payment by the Corporation, the Corporation will acquire good title to the Deposited Shares free and clear of all liens, charges, encumbrances, claims and equities whatsoever and in accordance with the following: IN CONSIDERATION OF THE OFFER AND FOR VALUE RECEIVED, the undersigned hereby irrevocably sells, assigns and transfers to the Corporation all of the right, title and interest of the undersigned in and to the Deposited Shares and in and to any and all dividends, distributions, payments, securities, rights, warrants, assets or other interests (collectively, "Other Securities") declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Deposited Shares or any of them on or after the date of this Offer, as well as the right to receive any and all Other Securities. If, notwithstanding any such sale, assignment and transfer, any Other Securities are received by or made payable to or to the order of the undersigned, then: (a) in the case of cash dividends, distributions or payments, the amount of the dividends, distributions or payments shall be received and held by the depositing Shareholder for the account of the Corporation until the Corporation pays for such Common Shares, and to the extent that such dividends, distributions or payments do not exceed the purchase price per Common Share payable by the Corporation pursuant to the Offer, the purchase price per Common Share payable by the Corporation pursuant to the Offer will be reduced by the amount of any such dividend, distribution or payment; and (b) in the case of non-cash dividends, distributions, payments, rights or other interests, the whole of any such non-cash dividend, distribution, payment, right or other interest, and in the case of any cash dividend, distribution or payment in an amount that exceeds the purchase price per Common Share, the whole of any such cash dividend, distribution or payment, will be received and held by the depositing Shareholder for the account of the Corporation and shall be required to be promptly remitted and transferred by the depositing Shareholder to the Depositary for the account of the Corporation, accompanied by appropriate documentation of transfer. Pending such remittance, the Corporation will be entitled to all rights and privileges as the owner of any such dividend, distribution, payment, right or other interest and may withhold the entire purchase price payable by the Corporation pursuant to this Offer or deduct from the purchase price payable by the Corporation pursuant to this Offer the amount or value thereof, as determined by the Corporation in its sole discretion.

Shareholders whose share certificates are not immediately available or who cannot deliver their share certificates and all other required documents to the Depositary on or prior to the Expiry Time must deliver their Common Shares according to the guaranteed delivery procedures set forth in section 2 of the Offer, "Manner and Time of Acceptance - Procedures for Guaranteed Delivery".

The undersigned hereby irrevocably constitutes and appoints Michael J. Smith, the President, Chief Financial Officer, Chief Executive Officer and Secretary of the Corporation, or any other person designated by the Corporation in writing, as the true and lawful agent, attorney and attorney-in-fact and proxy of the undersigned in respect of the Deposited Shares taken up and paid for under the Offer and with respect to any and all Other Securities, with full power of substitution, in the name and on behalf of the undersigned, (such power of attorney being an irrevocable power coupled with an interest) to: (a) register or record the transfer of Deposited Shares and any Other Securities on the appropriate registers maintained by the Corporation; (b) exercise any and all rights of the undersigned in respect of the Deposited Shares and Other Securities, including, without limitation, to vote, execute and deliver any and all instruments of proxy, authorizations or consents in respect of any or all of the Deposited Shares and any and all Other Securities, revoke any such instrument, authorization or consent given prior to, on, or after the Effective Date, designate in any such instruments of proxy any person or persons as the proxyholder or the proxy nominee or nominees of such Shareholder in respect of such Deposited Shares and such Other Securities for all purposes including, without limitation, in connection with any meeting of holders of securities of the Corporation (whether annual, special or otherwise and any adjournment or adjournments thereof); and (c) execute, endorse and negotiate, for and in the name of and on behalf of the undersigned in respect of such Deposited Shares and Other Securities, any checks or other instruments respecting any distribution payable to or to the order of the undersigned in respect of such Deposited Shares or Other Securities.

The undersigned hereby agrees, effective from and after the Effective Date, not to vote any of the Deposited Shares or Other Securities at any meeting of holders of Deposited Shares or Other Securities (whether annual, special or otherwise and any adjournment or adjournments thereof) and not to exercise any of the other rights or privileges attached to the Deposited Shares or Other Securities and agrees to execute and deliver to the Corporation any and all instruments of proxy, authorizations or consents in respect of the Deposited Shares or Other Securities and to designate in any such instruments of proxy the person or persons specified by the Corporation as the proxy or proxy nominee or nominees of the undersigned in respect of the Deposited Shares or Other Securities.

The undersigned hereby revokes any and all other authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Shares or Other Securities, or any of them, and hereby agrees that no subsequent authority whether as agent, attorney-in-fact, attorney, proxy or otherwise will be given with respect to the Deposited Shares or Other Securities by the undersigned.

The undersigned covenants and agrees to execute, upon request, all additional documents, transfers and other assurances necessary or desirable to complete the sale, assignment and transfer of the Deposited Shares and Other Securities to the Corporation.

The undersigned hereby represents and warrants to the Corporation that the undersigned has good title to and beneficially owns the Deposited Shares (and any and all Other Securities) within the meaning of applicable securities laws and has full power and authority to tender, sell, assign and transfer the Deposited Shares (and any and all Other Securities) to the Corporation, free and clear of all security interests, charges, encumbrances, liens, restrictions and adverse claims whatsoever and has not sold, assigned or transferred or agreed to sell, assign or transfer the Deposited Shares (and any and all Other Securities) to any other person. The undersigned hereby further represents and warrants that the deposit of the Deposited Shares (and any and all Other Securities) complies with all applicable securities laws.

The undersigned hereby agrees that each and every authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, herein conferred or agreed to be conferred by the undersigned is irrevocable, is granted in consideration of the purchase of the Deposited Shares and Other Securities by the Corporation in accordance with the terms of the Offer to Purchase (and is thereby irrevocably coupled with an interest), shall survive the death, insolvency, bankruptcy or incapacity of the undersigned, may be exercised following the death of the undersigned and during any insolvency, bankruptcy or incapacity of the undersigned and shall be binding upon the successors, assigns, executors, administrators, committees, heirs and personal representatives of the undersigned.

The undersigned agrees further that, subject to any additional terms or conditions imposed by the Court, all questions as to the validity, form, eligibility (including timely receipt), acceptance and withdrawal of any Deposited Shares or Other Securities will be determined by the Corporation in its sole discretion and that such determination shall be final and binding.

The undersigned directs the Corporation and the Depositary upon the Corporation taking up the Deposited Shares (and all Other Securities):

  (a) to issue certificate(s) for Common Shares deposited but not tendered under the Offer and/or any check(s) in payment of Deposited Shares as indicated in Block A below; or

  (b) to hold the same for pick up at the office of the Depositary at which the Common Shares are deposited or to mail the same to the address indicated in Block B below, or, if no address is so indicated, to the address of the undersigned on the registers maintained by the Corporation.

By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language.

-------------------------------------       -----------------------------------
                  BLOCK A                                  BLOCK B
            (See Instruction 3)                      (See Instruction 3)

        ISSUE CHECK IN THE NAME OF:                    CHECK IS TO BE:
          (please print or type)                   (please print or type)

                                               __ Sent to same address as
                                                  Block A, or to:


    -------------------------------          ------------------------------
                (Name)                                   (Name)


    -------------------------------          ------------------------------
           (Street Address)                         (Street Address)


    -------------------------------          ------------------------------
      (City, Province or State)                 (City, Province or State)


    -------------------------------          ------------------------------
    (Country, Postal or Zip Code)             (Country, Postal or Zip Code)



    -------------------------------          ------------------------------
      (Area Code and Telephone                  (Area Code and Telephone
       Number (during  business                  Number (during business
               hours))                                   hours))


    -------------------------------          __  Held  for  pick  up
    (Taxpayer Identification,
       Social Insurance or
       Social Security No.)

-------------------------------------       ----------------------------------

Signature guaranteed by (if                  Dated:             ,  2003
required under subsection                          -------------
3(f) of the Instructions):


    ----------------------------            ------------------------------
        Authorized Signature                 Signature of Shareholder or
                                              Authorized Representative
                                                (see section 3 of the
                                                    Instructions)


    ----------------------------            ------------------------------
         Name of Guarantor                       Name of Shareholder
      (please print or type)                   (please print or type)


    ----------------------------            ------------------------------
       Address of Guarantor                        Name of Authorized
      (please print or type)                        Representative,
                                                    if  applicable
                                              (please  print  or  type)

    ----------------------------

-------------------------------------------------------------------------------
                                     BLOCK C

__ CHECK HERE IF SHARES ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (please print or type):

Name  of  Registered  Holder:
                               ------------------------------------------------

Date of Execution of Notice:
                               ------------------------------------------------

Name of Institution which
  Guaranteed Delivery:         ------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                     BLOCK D

                               SUBSTITUTE FORM W-9
          To be completed by U.S. Shareholders only (See Instruction 5)

Under  penalties  of  perjury,  I  certify  that:

1. The social security or other taxpayer identification number stated below is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the United States Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS: You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.


---------------------------------------           -------------------------
      (Signature  of Shareholder)                          (Date)


---------------------------------------
   (Taxpayer Identification Number)

NOTE:

FAILURE TO COMPLETE THIS BLOCK D OR TO PROVIDE THE CORPORATION WITH A SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER MAY RESULT IN BACKUP
WITHHOLDING  OF  31%  OF  ANY  PAYMENT  TO  YOU  PURSUANT  TO  THE  OFFER.
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

Please contact your investment dealer, stockbroker, bank manager or other professional advisor if you require any assistance in completing this Letter of Transmittal or in the event of an interruption in postal service.

1.     USE  OF  LETTER  OF  TRANSMITTAL

(a) Each holder of Common Shares desiring to accept the Offer must deliver this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, together with the certificates representing Deposited Shares and any other documents required by this Letter of Transmittal, to the Depositary prior to 10:00 a.m. (Eastern Standard time) on February 14, 2003, unless the Offer is extended or unless the procedure for guaranteed delivery set out in section 2 below is employed.

(b) The method used to deliver this Letter of Transmittal, certificates for Deposited Shares or any other documents required by this Letter of Transmittal is at the option and risk of the Shareholder, and delivery will be deemed effective only when such documents are actually received by the Depositary. It is recommended that such documentation be delivered by hand to the Depositary and a receipt obtained therefor. If such documentation is sent to the Depositary by mail, it is recommended that registered mail, properly insured, be used with an acknowledgement of receipt requested. Shareholders whose Common Shares are registered in the name of a stockbroker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing those Common Shares.

2.     PROCEDURE  FOR  GUARANTEED  DELIVERY

If a Shareholder wishes to deposit Common Shares pursuant to this Offer and: (a) the certificates representing such Common Shares are not immediately available; or (b) such Shareholder cannot deliver the certificates representing such Common Shares and all other required documentation to the Depositary at or prior to the Expiry Time, such Common Shares may nevertheless be deposited provided that all of the following conditions are met:

(a) such deposit is made by or through an Eligible Institution (as defined below);

(b) a properly completed and duly executed Notice of Guaranteed Delivery, in the form accompanying this Letter of Transmittal or a facsimile thereof, is received by the Depositary at its Toronto office set forth in the Notice of Guaranteed Delivery, together with a guarantee by an Eligible Institution in the form set out in the Notice of Guaranteed Delivery, at or prior to the Expiry Time; and

(c) the certificates representing Deposited Shares in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal or a facsimile thereof, and all other documentation required by this Letter of Transmittal, must be received at the Toronto office of the Depositary set forth in the Notice of Guaranteed Delivery within three Business Days after the Expiry Time.

An "Eligible Institution" has the meaning ascribed thereto under the United States Securities Exchange Act of 1934, and the rules and regulations thereunder, and includes: (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program.

3.     SIGNATURES

(a) This Letter of Transmittal must be completed and signed by the tendering Shareholder or his duly authorized representative (in accordance with subsection 3(d)).

(b) If this Letter of Transmittal is signed by the registered holder(s) of the certificate(s) transmitted herewith, the signature(s) on this Letter of Transmittal must correspond exactly with the name(s) of the registered holder(s) appearing on the face of such certificate(s). In such case, no endorsements of the certificates being deposited or separate share transfer powers are required.

(c) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) transmitted herewith, the certificate(s) must be properly endorsed or accompanied by appropriate share transfer power(s) duly and properly completed by the registered holder(s) thereof and, in either case, the signatures thereon must correspond exactly with the name(s) of the registered holder(s) appearing on the certificate(s) and must be guaranteed by an Eligible Institution (as provided in subsection 3(f)).

(d) If this Letter of Transmittal or any certificate(s) or share transfer power(s) is executed on behalf of a corporation, partnership or association or by an agent, trustee, executor, administrator, guardian or other person acting in a representative capacity, this Letter of Transmittal must be accompanied by proper and satisfactory evidence of authority to act. The Corporation or the Depositary, in their discretion, may require additional evidence of authority or additional documentation.

(e) If certificate(s) transmitted herewith are registered in different names (e.g. "John Doe" and "J. Doe"), a separate Letter of Transmittal should be properly completed and duly executed for each different registration and each such Letter of Transmittal must comply with the requirements hereof.

(f) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) transmitted herewith, or if any certificate(s) not purchased are to be returned to a person other than a registered holder(s) of such certificate(s) or sent to an address other than the address of the registered holder(s) as shown on the registers of the Corporation, or if the payment is to be issued in the name of a person other than the registered holder(s) of the certificate(s), such signature must be guaranteed by an Eligible Institution (except that no guarantee is required if the signature is that of an Eligible Institution).

4.     PARTIAL  TENDERS

If fewer than all of the Common Shares evidenced by any certificate(s) submitted are to be deposited and tendered, fill in the number of Common Shares that are to be deposited in the appropriate space in this Letter of Transmittal. In such case, new certificate(s) for the number of Common Shares not deposited will be issued and sent to the registered holder unless otherwise provided in the appropriate box in this Letter of Transmittal. All Common Shares evidenced by certificate(s) submitted to the Depositary will be deemed to have been deposited and tendered pursuant to the Offer unless otherwise indicated.

5.     SUBSTITUTE  FORM  W-9

Each U.S. holder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided in Block D, and to certify whether such holder is subject to backup withholding of U.S. federal income tax. If a U.S. holder has been notified by the Internal Revenue Service that such holder is subject to backup withholding, such holder must cross out item 2 of the Substitute Form W-9, unless such holder has since been notified by the Internal Revenue Service that such holder is no longer subject to backup withholding. Failure to provide the information in the Substitute Form W-9 may subject a U.S. holder to 31% U.S. federal income tax withholding on the payment of the purchase price of all Common Shares purchased from such holder. If a U.S. holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for in the TIN in the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in the Substitute Form W-9 and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such holder until a TIN is provided to the Depositary.

6.     LOST  CERTIFICATES

If a certificate representing Common Shares has been lost or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary will respond with the replacement requirements for lost or destroyed certificates.

7.     MISCELLANEOUS

(a) If the space in this Letter of Transmittal is insufficient to list all certificates for Common Shares deposited herewith, attach a separate list in the same form to this Letter of Transmittal.

(b)     No  alternative,  conditional  or  contingent deposits will be accepted.

(c) The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the State of Delaware and the laws of the United States applicable therein.

(d) Additional copies of the Offer, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Depositary at its office set out on the back page of this Letter of Transmittal.


                     DO NOT WRITE IN SPACE IMMEDIATELY BELOW

                        THE DEPOSITARY FOR THE OFFER IS:

                            CIBC MELLON TRUST COMPANY

                                     By Mail

                                  P.O. Box 1036
                         Adelaide Street Postal Station
                                Toronto, Ontario
                                     M5C 2K4

                               By Hand or Courier

         Toronto                                   Montreal
     199 Bay Street                         2001 University Street
   Commerce Court West                            16th Floor
    Securities Level                             Montreal, PQ
    Toronto, Ontario                               H3A 2A6
        M5L 1G9

                              Tel:  (416) 643-5500
                            Toll Free: 1-800-387-0825
                        E-mail: inquiries@cibcmellon.com



    ANY QUESTIONS AND REQUESTS FOR ASSISTANCE MAY BE DIRECTED BY SHAREHOLDERS
                               TO THE DEPOSITARY.